Exhibit 10(zzzz)


                      [LETTERHEAD OF URT INDUSTRIES, INC.]



                                 March 17, 1997


Peaches Entertainment Corporation
1180 East Hallandale Boulevard
Hallandale, FL  33009

Gentlemen:

     It is the purpose of this letter agreement to confirm that, in consideration of the benefit expected to accrue to URT Industries, Inc. ("URT"), by amending, in the manner described below, the agreement dated January 1, 1996 between URT and its subsidiary, Peaches Entertainment Corporation ("PEC"), pertaining to the services of Allan Wolk (the "Intercorporate Agreement"), URT agrees that the salary payable by PEC to Allan Wolk pursuant to the Intercorporate Agreement shall be and is hereby reduced from Five Hundred
Thousand  Dollars   ($500,000)  per  annum  to  Four  Hundred  Thousand  Dollars
($400,000) per annum for a period of two years effective March 1, 1997 and continuing until February 28, 1999. Other than as set forth immediately above, the Intercorporate Agreement shall remain in full force and effect.

     Please sign below to evidence our agreement.


                                              Very truly yours,


                                              URT Industries, Inc.


                                              By:          /s/ Brian Wolk
                                                  ------------------------------
                                                     Executive Vice-President
Agreed to and approved:

Peaches Entertainment Corporation


By:          /s/ Jason Wolk
    -------------------------------
       Executive Vice-President